UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-23161

NuShares ETF Trust

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Christopher M. Rohrbacher

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Annual Report

December 31, 2017

	Listing Exchange	Ticker Symbol
Fund Name

Nushares Short-Term REIT ETF	Cboe BZX Exchange, Inc.	NURE

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Financial markets ended 2017 on a high note. Concurrent growth across the world’s major economies, strong corporate profits, low inflation and accommodative central banks provided an optimal environment for rising asset prices with remarkably low volatility. Political risks, which were expected to be a wildcard in 2017, did not materialize. The Trump administration achieved one of its major policy goals with the passage of the Tax cuts and Jobs Act, the European Union (EU) member governments elected EU-friendly leadership, Brexit negotiations moved forward and China’s 19th Party Congress concluded with no major surprises in its economic policy objectives.

Conditions have turned more volatile in 2018, but the positive fundamentals underpinning the markets’ rise over the past year remain intact. In early February, fears of rising inflation, which could prompt more aggressive action by the Federal Reserve, triggered a widespread sell-off across U.S. and global equity markets. Yet, global economies are still expanding and corporate earnings look healthy.

We do believe volatility will feature more prominently in 2018. Interest rates continue to rise and inflation pressures are mounting and investors are uncertain about how markets will react amid tighter financial conditions. After the relative calm of the past few years, it’s anticipated that price fluctuations will begin trending toward a more historically normal range. But we also note that signs foreshadowing recession are lacking at this point.

Maintaining perspective can be difficult with daily headlines focused predominantly on short-term news. Nuveen believes this can be an opportune time to check in with your financial advisor. Strong market appreciation such as that in 2017 may create an imbalance in a diversified portfolio. Your advisor can help you reexamine your investment goals and risk tolerance, and realign your portfolio’s investment mix appropriately. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2018

4	NUVEEN

Portfolio Managers’

Comments

Nushares Short-Term REIT ETF (NURE)

This Fund features portfolio management by Teachers Advisors, LLC, an affiliate of Nuveen Fund Advisors, LLC. Portfolio managers Philip James (Jim) Campagna, CFA, and Lei Liao, CFA, discuss U.S. economic and market conditions, key investment strategies and the twelve-month performance of NURE. Jim and Lei have managed NURE since its commencement of operations on December 19, 2016.

What factors affected the U.S. economy and the real estate investment trust (REIT) market during the twelve-month reporting period ended December 31, 2017?

The U.S. economy began the year at a sluggish pace but gained momentum mid-year, growing at an annualized rate above 3% in the second and third quarters of 2017. In the final three months of 2017, the economy slowed slightly to 2.6%, as reported by the Bureau of Economic Analysis “advance” estimate of fourth-quarter gross domestic product (GDP). GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.

Although the hurricanes temporarily weakened shopping and dining out activity, consumer spending remained the main driver of demand in the economy, as consumers benefited from employment and wage gains. Business investment, which had been lackluster in the recovery so far, accelerated in 2017, and hiring continued to boost employment. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in December 2017 from 4.7% in December 2016 and job gains averaged around 171,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 2.1% over the twelve-month reporting period ended December 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.8% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.2% annual gain in November 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.1% and 6.4, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017, June 2017 and December 2017. These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July, September and October/November 2017 meetings. (There was no August meeting.) The Fed also announced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth”

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

fiscal agenda after Donald Trump won the election. After stumbling with health care reform earlier in 2017, legislators passed a major tax overhaul at the end of December, which lowered individual and corporate tax rates. While the new tax law changes are expected to be stimulative to the economy, there are some concerns that it could pose challenges to the Fed’s ability to manage interest rates in the future. Although incoming Fed Chairman Jerome Powell is expected to maintain the course established by outgoing Chair Janet Yellen, after her term expired in February 2018, markets may deem this as another source of uncertainty.

Geopolitical risks were prominent, but some concerns eased by the end of the period. Rhetoric surrounding U.S. trade with China and the renegotiation of the North American Free Trade Agreement (NAFTA) was toned down. After an uncertain start, the “Brexit” talks between the U.K. and European Union progressed to the next phase. Closely watched elections in the Netherlands, France and Germany yielded market friendly results. Tensions between the U.S. and North Korea intensified but did not have a lasting impact on the markets.

Real estate investment trusts (REITs) delivered positive performance during the reporting period, although they lagged the stronger rallies of U.S. and global equities. Industrial REITs (which the Fund does not invest in) were among the top performing REIT subsectors, as investors sought exposure to the rapid growth trends of e-commerce and digital technology. Manufactured home REITs benefited from homebuyers seeking affordable housing amid tight supply. On the contrary, mall and shopping center REITs sold off sharply during the reporting period. As competition from online retailers intensified, retailer bankruptcies and brick-and-mortar store closings have increased, weighing heavily on the outlook and performance of mall and shopping center REITs.

What key strategies were used to manage the Fund during the twelve-month reporting period and how did these strategies influence performance?

The Fund employs a passive management (or “indexing”) approach, seeking to track the investment results, before fees and expenses, of the Dow Jones U.S. Select Short-Term REIT Index (the “Index”). The Index is a subset of the Dow Jones U.S. Select REIT Index (the “Base Index”), which generally includes equity REITs traded on a national securities exchange in the United States that derive at least 75% of their total revenue from the ownership and operation of real estate assets and that have a minimum total market capitalization of $200 million at the time of their inclusion. The Index selects REITs from the Base Index that are classified as concentrating their holdings in apartment buildings, hotels, self-storage facilities or manufactured home properties, as REITs investing in these sectors typically have shorter lease durations than REITs investing in other sectors. Index holdings are weighted by float-adjusted market capitalization, provided that no single REIT can comprise more than 5% of the Index as of any rebalance date. “Float-adjusted” means that the share amounts used in calculating the Index reflect only shares available to investors, with shares held by control groups, public companies and government agencies excluded.

The Fund attempts to replicate the Index by investing all, or substantially all, of its assets in the REITs that make up the Index, holding each REIT in approximately the same proportion as its weighting in the Index. The Fund rebalances its holdings quarterly in response to the quarterly Index rebalances.

As of December 31, 2017, 45.7% of the Fund’s net assets were invested in apartment REITs, 28.6% in hotel REITs, 16.2% in self-storage REITs and 8.8% in manufactured home REITs.

How did the Fund perform during the twelve-month reporting period ended December 31, 2017?

The table in the Fund’s Performance Overview and Expense Ratios section of this report provides the Fund’s total return performance for the one-year and since inception periods ended December 31, 2017. The Fund’s total returns at net asset value (NAV) are compared with the performance of the Index, which the Fund is designed to track. The Fund’s total return underperformed the Dow Jones U.S. Select Short-Term REIT Index during the reporting period. The relative underperformance is mainly attributable to the transaction costs related to the Fund’s acquisition of structured securities, as well as fees and expenses incurred by the Fund that are not incurred by the Index. The Dow Jones U.S. Select Short-Term REIT Index is unmanaged and therefore its returns do not reflect any fees or expenses, which would detract from its performance. You cannot invest directly in an index.

During the twelve-month reporting period, manufactured homes REITs strongly outperformed the other three REIT sectors in which the Fund invests, lifted by favorable supply-demand dynamics. The hotels, apartments and self-storage sectors delivered moderate gains during the reporting period.

6	NUVEEN

Risk Considerations

and Distribution Information

Nushares Short-Term REIT ETF (NURE)

Investing involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. This ETF seeks to generally track the investment results of an index; however the Fund may underperform, outperform or be more volatile than the referenced index. This Fund invests in equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents and capital gains from the sale of appreciated properties. Equity REITs can be greatly affected by economic downturns, by changes in real estate values, rents, property taxes, and interest rates, and by revisions to tax rules or other regulations applicable to REITs. The value of equity securities may decline significantly over short or extended periods of time. The Fund’s assets will generally be concentrated in the securities of issuers in the real estate industry, and, accordingly, the Fund may be adversely affected by the performance of those securities, may be subject to increased price volatility and may be more susceptible to adverse economic, market, political or regulatory occurrences affecting that industry. These and other risk considerations, such as interest rate, non-diversification, and smaller company risks, are described in detail in the Fund’s prospectus.

Dividend Information

Regular dividends are declared and distributed quarterly for Nushares Short-Term REIT ETF (NURE). The Fund intends to pay out substantially all of the distributions it receives from investments in real estate investment trust (REIT) securities, less expenses, each quarter. To permit the Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income it actually earned during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid out dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s NAV. The Fund will, over time, pay all of its net investment income as dividends to shareholders.

In certain instances, a portion of the Fund’s distributions may be paid from sources or comprised of elements other than ordinary income, including capital gains and/or a return of capital. This is generally due to the fact that the tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a REIT security typically reports the tax character of its distributions only once per year, generally during the first two months of the following calendar year. The full amount of the distributions received from such securities is included in the Fund’s ordinary income during the course of the year until such time the Fund is notified by the issuer of the actual tax character. To the extent that at the time of a particular distribution the Fund estimates that a portion of that distribution is attributable to a source or sources other than ordinary income, the Fund would send shareholders a notice to that effect. The final determination of the sources and tax character of all distributions for the fiscal year is made after the end of the fiscal year.

The Fund seeks to pay regular dividends at a rate that reflects the cash flow received from the Fund’s investments in portfolio securities. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially characterized for tax purposes by the securities’ issuers as gains or return of capital. While the reported sources of distributions may include capital gains and/or return of capital for tax purposes, the Fund intends to distribute only the net cash flow received as opposed to a distribution rate based on long-term total return. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, certain portions of the regular distributions by the Fund throughout the year were later re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital, as set forth in the table below.

NUVEEN	7

Risk Considerations and Dividend Information (continued)

Nushares Short-Term REIT ETF (NURE) – Data as of December 31, 2017

	Percentage of Distribution			Per Share Amounts
Ticker	Net Investment Income	Realized Gains	Return of Capital[1]	Distributions	Net Investment Income	Realized Gains	Return of Capital[1]
NURE	69.90%	26.07%	4.03%	$1.0049	$0.7024	$0.2620	$0.0405

1	Return of capital may represent unrealized gains, return of shareholder’s principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization is provided to shareholders on Form 1099-DIV shortly after calendar year-end.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about each Fund’s distributions and the basis for these estimates are available on www.nuveen.com.

The Tax Cuts and Jobs Act

A large portion of the Fund’s portfolio holdings consist of REITs. For tax years beginning after December 31, 2017, The Tax Cuts and Jobs Act generally would allow a non-corporate taxpayer a deduction of 20% of the investor’s domestic qualified business income received from certain pass-through entities, including REITs. However, Regulated Investment Companies (RICs) such as the Fund are not explicitly given the ability to pass the deduction through to their non-corporate shareholders. Treasury has been approached to provide RICs the ability to report a portion of their distributions as qualified business income eligible for the 20% deduction. However, until such relief is provided, non-corporate investors will not be able to receive the tax benefit that they would otherwise receive investing directly in the individual REIT securities.

8	NUVEEN

Fund Performance

and Expense Ratio

The Fund Performance and Expense Ratio for the Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Investment returns and principal value will fluctuate so that when shares are sold, they may be worth more or less than their original cost. Current performance may be higher or lower than the performance shown. Total returns for a period of less than one year are not annualized. Returns assume reinvestment of dividends and capital gains. Market price returns are based on the closing market price as of the end of the reporting period. For performance current to the most recent month-end visit nuveen.com or call (800) 257-8787.

Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

The expense ratio represents the Fund’s total operating expenses as reflected in the Fund’s most recent prospectus. The expense ratio shown includes management fees and other applicable fees and expenses paid by the Fund.

NUVEEN	9

Fund Performance and Expense Ratio (continued)

Nushares Short-Term REIT ETF (NURE)

Refer to the first page of this Fund Performance and Expense Ratio section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2017

	Average Annual
	1-Year	Since Inception
NURE at NAV	7.45%	8.92%
NURE at Market Price	8.41%	7.56%
Dow Jones U.S. Select Short-Term REIT Index	7.84%	9.33%
Dow Jones U.S. Select REIT Index	3.76%	4.46%

Since inception returns are from 12/19/16. Indexes are not available for direct investment.

Expense Ratio as of Most Recent Prospectus

Expense Ratio	0.35%

10	NUVEEN

Fund Performance and Expense Ratio (continued)

Nushares Short-Term REIT ETF (NURE)

Growth of an Assumed $10,000 Investment as of December 31, 2017

The graph does not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

NUVEEN	11

Holding

Summaries as of December 31, 2017

This data relates to the securities held in the Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Nushares Short-Term REIT ETF (NURE)

Fund Allocation

(% of net assets)

Real Estate Investment Trust (REIT) Common Stocks	99.3%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Portfolio Composition – REITs

(% of net assets)

Apartments	45.7%
Hotels	28.6%
Manufactured Homes	8.8%
Self-Storage	16.2%
Other Assets Less Liabilities	0.7%
Net Assets	100%

Top Five REIT Holdings

(% of net assets)

Extra Space Storage, Inc.	5.1%
Host Hotels & Resorts, Inc.	5.0%
Essex Property Trust Inc.	5.0%
AvalonBay Communities, Inc.	4.9%
UDR Inc.	4.9%

12	NUVEEN

Expense

Examples

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other applicable Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2017.

The beginning of the period is July 1, 2017.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your Fund in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Nushares Short-Term REIT ETF (NURE)

Actual Performance
Beginning Account Value	$1,000.00
Ending Account Value	$1,044.50
Expenses Incurred During Period	$1.80
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00
Ending Account Value	$1,023.44
Expenses Incurred During Period	$1.79

Expenses are equal to the Fund’s annualized net expense ratio of 0.35% multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

NUVEEN	13

Report of

Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nushares Short-Term REIT ETF:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Nushares Short-Term REIT ETF (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and the period from December 19, 2016, (commencement of operations) to December 31, 2016, and the related notes (collectively, the “financial statements”) and the financial highlights for the year then ended and the period from December 19, 2016 to December 31, 2016 . In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period December 19, 2016 to December 31, 2016, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of certain Nuveen investment companies since 2014.

Chicago, IL

February 28, 2018

14	NUVEEN

Nushares Short-Term REIT ETF (NURE)

Portfolio of Investments	December 31, 2017

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.3%

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 99.3%

	Apartments – 45.7%

5,182	American Campus Communities Inc.	$212,617

9,563	American Homes 4 Rents, Class A	208,856

5,964	Apartment Investment & Management Company, Class A	260,686

1,826	AvalonBay Communities, Inc.	325,777

3,520	Camden Property Trust	324,051

2,877	Education Realty Trust Inc.	100,465

5,008	Equity Residential	319,360

1,354	Essex Property Trust Inc.	326,816

3,172	Independence Realty Trust	32,005

10,831	Invitation Homes, Inc.	255,287

3,200	Mid-America Apartment Communities	321,792

8,425	UDR Inc.	324,531
	Total Apartments	3,012,243

	Hotels – 28.6%

7,964	Apple Hospitality REIT, Inc.	156,174

1,228	Ashford Hospitality Prime Inc.	11,948

3,409	Ashford Hospitality Trust Inc.	22,943

1,745	Chatham Lodging Trust	39,716

2,283	Chesapeake Lodging Trust	61,846

7,608	DiamondRock Hospitality Company	85,894

1,504	Hersha Hospitality Trust	26,170

6,242	Hospitality Properties Trust	186,324

16,700	Host Hotels & Resorts Inc.	331,495

4,300	LaSalle Hotel Properties	120,701

6,119	Park Hotels & Resorts, Inc.	175,921

2,619	Pebblebrook Hotel Trust	97,348

6,637	RLJ Lodging Trust	145,815

1,944	Ryman Hospitalities Properties	134,175

3,959	Summit Hotel Properties Inc.	60,296

8,559	Sunstone Hotel Investors Inc.	141,480

4,054	Xenia Hotels & Resorts Inc.	87,526
	Total Hotels	1,885,772

NUVEEN	15

NuShares Short-Term REIT ETF (NURE) (continued)

Portfolio of Investments	December 31, 2017

Shares	Description (1)	Value

	Manufactured Homes – 8.8%

3,336	Equity Lifestyles Properties Inc.	$296,971

3,014	Sun Communities Inc.	279,639
	Total Manufactured Homes	576,610

	Self-Storage – 16.2%

6,870	CubeSmart	198,680

3,833	Extra Space Storage Inc.	335,196

1,768	Life Storage, Inc.	157,476

1,890	National Storage Affiliates Trust	51,521

1,546	Public Storage, Inc.	323,114
	Total Self-Storage	1,065,987
	Total Long-Term Investments (cost $6,236,672)	6,540,612
	Other Assets Less Liabilities – 0.7%	46,955
	Net Assets – 100%	$6,587,567

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

16	NUVEEN

Statement of

Assets and Liabilities	December 31, 2017

Assets
Long-term investments, at value (cost $6,236,672)	$6,540,612
Receivable for:
Dividends	40,002
Investments sold	80,071
Total assets	6,660,685
Liabilities
Cash overdraft	71,034
Accrued expenses:
Management fees	2,042
Professional fees	8
Trustees fees	34
Total liabilities	73,118
Net assets	$6,587,567
Shares outstanding	250,000
Net asset value (“NAV”) per share	$26.35
Net assets consist of:
Capital paid-in	$6,290,934
Undistributed (Over-distribution of) net investment income	—
Accumulated net realized gain (loss)	(7,307)
Net unrealized appreciation (depreciation)	303,940
Net assets	$6,587,567
Authorized shares	Unlimited
Par value per share	$0.01

See accompanying notes to financial statements.

NUVEEN	17

Statement of

Operations	Year Ended December 31, 2017

Investment Income	$195,993
Expenses
Management fees	22,477
Professional fees	125
Trustees fees	193
Total expenses	22,795
Net investment income (loss)	173,198
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	58,310
Change in net unrealized appreciation (depreciation) of investments	251,457
Net realized and unrealized gain (loss)	309,767
Net increase (decrease) in net assets from operations	$482,965

See accompanying notes to financial statements.

18	NUVEEN

Statement of

Changes in Net Assets

	Year Ended 12/31/17	For the period December 19, 2016 (commencement of operations) through December 31, 2016
Operations
Net investment income (loss)	$173,198	$20,468
Net realized gain (loss) from investments	58,310	5,721
Change in net unrealized appreciation (depreciation) of investments	251,457	52,483
Net increase (decrease) in net assets from operations	482,965	78,672
Distributions to Shareholders
From net investment income	(175,608)	(18,058)
From accumulated net realized gains	(65,496)	(5,842)
Return of capital	(10,121)	—
Decrease in net assets from distributions to shareholders	(251,225)	(23,900)
Fund Share Transactions
Proceeds from shares sold	1,257,495	5,043,560
Net increase (decrease) in net assets from Fund share transactions	1,257,495	5,043,560
Net increase (decrease) in net assets	1,489,235	5,098,332
Net assets at the beginning of period	5,098,332	—
Net assets at the end of period	$6,587,567	$5,098,332
Undistributed (Over-distribution of) net investment income at the end of period	$—	$2,410

See accompanying notes to financial statements.

NUVEEN	19

Financial

Highlights

Selected data for a share outstanding throughout the period:

		Investment Operations			Less Distributions

Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV	Ending Market Price
2017	$25.49	$0.70	$1.16	$1.86	$(0.70)	$(0.26)	$(0.04)	$(1.00)	$26.35	$26.01
2016(c)	25.20	0.11	0.30	0.41	(0.09)	(0.03)	—	(0.12)	25.49	24.94

20	NUVEEN

		Ratios/Supplemental Data

Total Return			Ratios to Average Net Assets

Based on NAV(b)	Based on Market Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)
7.45%	8.41%	$6,588	0.35%		2.70%		20%
1.65	(0.54)	5,098	0.35	*	0.45	***	0	**

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV reflects the change in NAV over the period, including the assumed reinvestment of distributions, if any, at NAV on each ex-dividend payment date during the period. Total Return Based on Market Price reflects the change in the market price per share over the period, including the assumed reinvestment of distributions, if any, at the ending market price per share on each ex-dividend payment date during the period. Total returns are not annualized.
(c)	For the period December 19, 2016 (commencement of operations) through December 31, 2016.
(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period. Portfolio Turnover Rate excludes securities received or delivered as a result of processing in-kind creations or redemptions of Fund shares (as disclosed in Note 4 – Fund Shares).
*	Annualized.
**	Rounds to less than 1%.
***	The Net Investment Income (Loss) Ratio to Average Net Assets has not been annualized for the period December 19, 2016 (commencement of operations) through December 31, 2016. Annualizing this ratio would not provide meaningful investment performance for the Fund as it only reflects 13 days in the period since commencement of operations.

See accompanying notes to financial statements.

NUVEEN	21

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nushares ETF Trust (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is comprised of Nushares Short-Term REIT ETF (NURE) (the “Fund”), as a non-diversified fund, among others. The Trust was organized as a Massachusetts business trust on February 20, 2015. Shares of the Fund are listed and traded on the Cboe BZX Exchange, Inc. (formerly, BATS BZX Exchange, Inc.) (the “Exchange”).

The end of the reporting period for the Fund is December 31, 2017, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services. The Adviser has entered into a sub-advisory agreement with Teachers Advisors, LLC (the “Sub-Adviser”), an affiliate of the Adviser, under which the Sub-Adviser manages the investment portfolio of the Fund.

Investment Objectives

The Fund seeks to track the investment results, before fees and expenses, of the Dow Jones U.S. Select Short-Term REIT Index (the “Index”).

The Fund’s most recent prospectus provides further description of the Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes.

Investment Income

Dividend income is recorded on the ex-dividend date.

Professional Fees

Professional fees presented on the Statement of Operations consist of fees and expenses of legal counsel to the Fund’s Board of Trustees (the “Board”).

Dividends and Distributions to Shareholders

Dividends from net investment income, if any, are declared and distributed to shareholders quarterly.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably real estate investment trust (“REIT”) securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Fund’s ordinary income until such time the Fund is notified by the issuer of the actual tax character. For financial reporting purposes, dividend income,

22	NUVEEN

net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of income, capital gain, and/or return of capital as reported by the issuers of such securities for distributions during the current fiscal period.

Compensation

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which an independent pricing service (“pricing service”) is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s net asset value (“NAV”) (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

NUVEEN	23

Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Real Estate Investment Trust Common Stocks	$6,540,612	$—	$—	$6,540,612
*	Refer to the Fund’s Portfolio of Investments for industry classifications.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

24	NUVEEN

4. Fund Shares

The Fund issues and redeems its shares on a continuous basis at NAV only in aggregations of a specified number of shares or multiples thereof (“Creation Units”). Only certain institutional investors (referred to as “Authorized Participants”) who have entered into agreements with Nuveen Securities, LLC, the Fund’s distributor, may purchase and redeem Creation Units. Once created, shares of the Fund trade on the Exchange at market prices and are only available to individual investors through their brokers.

Creation Units are purchased and redeemed in-kind for a designated portfolio of securities included in the Fund’s Index and/or a specified amount of cash. Authorized Participants are charged fixed transaction fees in connection with purchasing and redeeming Creation Units. Authorized Participants transacting in Creation Units for cash may also pay an additional variable charge to compensate the Fund for certain transaction costs (i.e., taxes on currency or other financial transactions, and brokerage costs) and market impact expenses it incurs in purchasing or selling portfolio securities. Such variable charges, if any, are included in “Proceeds from shares sold” on the Statements of Changes in Net Assets.

Transactions in Fund shares during current and prior fiscal period were as follows:

	Year Ended 12/31/17		For the period 12/19/16 (commencement of operations) through 12/31/16
	Shares	Amount	Shares	Amount
Shares sold	50,000	$1,257,495	200,000	$5,043,560

5. Investment Transactions

Long-term purchases and sales (excluding in-kind transactions) during the current fiscal period were as follows:

Purchases	$1,263,662
Sales	1,302,782

In-kind transactions during the current fiscal period were as follows:

In-kind purchases	$1,255,481
In-kind sales	—

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2017.

Tax cost of investments	$6,243,979
Gross unrealized:
Appreciation	$404,197
Depreciation	(107,564)
Net unrealized appreciation (depreciation) of investments	$296,633

As of December 31, 2017, the Fund’s tax year end, the Fund did not have any permanent adjustments.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2017, the Fund’s tax year end, were as follows:

Undistributed net ordinary income	$—
Undistributed net long-term capital gains	—

NUVEEN	25

Notes to Financial Statements (continued)

The tax character of distributions paid during the Fund’s tax years ended December 31, 2017 and December 31, 2016, was designated for purposes of the dividends paid deduction as follows:

2017
Distributions from net ordinary income[1]	$211,317
Distributions from net long-term capital gains[2]	29,787
Return of capital	10,121

For the period December 19, 2016 (commencement of operations) through December 31, 2016
Distributions from net ordinary income[1]	$18,070
Distributions from net long-term capital gains	5,830
Return of capital	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.
[2]	The Fund designates as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852(b)(3), the amount necessary to reduce earnings and profits of the Fund related to net capital gain to zero for the tax year ended December 31, 2017.

7. Management Fees and Other Transactions with Affiliates

Management Fees

The annual management fee, payable monthly, is 0.35% of the average daily net assets of the Fund. The Fund’s management fee compensates the Adviser for its investment advisory services to the Fund. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser. The Adviser is responsible for substantially all other expenses of the Fund, except any future distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities, fees and expenses of the independent trustees (including any trustees’ counsel fees), certain compensation expenses of the Fund’s chief compliance officer, litigation expenses and extraordinary expenses.

Other Transactions with Affiliates

The Fund is permitted to purchase or sell securities from or to certain other funds or other accounts managed by the Sub-Adviser (“inter-fund trade”) under specified conditions outlined in procedures adopted by the Board. These procedures have been designed to ensure that any inter-fund trade of securities by the Fund from or to another fund or an account that is, or could be, considered an affiliate of the Fund under certain limited circumstances by virtue of having a common investment adviser (or affiliated investment adviser), common officer and/or common trustee complies with Rule 17a-7 under the 1940 Act. Each inter-fund trade is effected at the current market price, determined in accordance with the procedures. Unsettled inter-fund trades as of the end of the reporting period are recognized as a component of “Receivable for investments sold” and/or “Payable for investments purchased” on the Statement of Assets and Liabilities, when applicable.

During the current fiscal period, the Fund engaged in inter-fund trades pursuant to these procedures as follows:

Inter-Fund Trades
Purchases	$35,113
Sales	16,469

As of the end of the reporting period, TIAA owned shares of the Fund as follows:

TIAA owned shares	198,500

26	NUVEEN

Additional

Fund Information (Unaudited)

Adviser Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Teachers Advisors, LLC 730 Third Avenue New York, NY 10017-3206

Independent Registered
Public Accounting Firm

KPMG LLP

200 East Randolph Street

Chicago, IL 60601

Administrator, Custodian and
Transfer Agent

Brown Brothers Harriman

50 Post Office Square

Boston, MA 02110

Legal Counsel Chapman and Cutler LLP Chicago, IL 60603 Morgan, Lewis & Bockius LLP 1111 Pennsylvania Avenue, NW Washington, D.C. 20004

The table below shows the number and percentage of days during the current fiscal period the Fund’s market price was greater than its NAV per share (i.e., at a premium) and less than its NAV per share (i.e., at a discount). The market price is determined using the midpoint between the highest bid and the lowest offer on the Fund’s listing exchange, as of the time that the Fund’s NAV is calculated (normally 4:00 p.m. Eastern Time).

Year ended December 31, 2017	Number of Days	% of Total Days
Premium/Discount Range:
0.00% to 0.25%	102	40.6%
(0.01)% to (0.25)%	149	59.4%
	251	100%

Quarterly Form N-Q Portfolio of Investments Information: The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

NUVEEN	27

Glossary of Terms

Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Dow Jones U.S. Select REIT Index: The index tracks the performance of publicly traded REITs and REIT-like securities and is designed to serve as a proxy for direct real estate investment, in part by excluding companies whose performance may be driven by factors other than the value of real estate. The index is a subset of the Dow Jones U.S. Select Real Estate Securities Index (RESI), which represents equity real estate investment trusts (REITs) and real estate operating companies (REOCs) traded in the U.S. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Dow Jones U.S. Select Short-Term REIT Index: The Index is composed of U.S. exchange-traded equity REITs that concentrate their holdings in apartment buildings, hotels, self-storage facilities and manufactured home properties, which typically have shorter lease durations than REITs that invest in other sectors. The Index is rebalanced on a quarterly basis and uses a rules-based methodology that weights REITs by market capitalization, subject to a 5% maximum weight per constituent. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

Real Estate Investment Trust (REIT): A REIT is a corporation or trust that invests in residential or commercial real estate.

28	NUVEEN

Trustees

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Trustee	1996	Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired (2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.	174
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	174
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Trustee	2003	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010- 2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	174
Albin F. Moschner 1952 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).	174

NUVEEN	29

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
John K. Nelson 1962 333 W. Wacker Drive Chicago, IL 60606	Trustee	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011- 2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	174
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	174
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Former Director, Chicago Board Options Exchange (2006-2017) and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	174
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003- 2007) and Northern Trust Hong Kong Board (1997-2004).	174
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	174

30	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Robert L. Young(2) 1963 333 W. Wacker Drive Chicago, IL 60606	Trustee	2017	Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).	172

Interested Trustee:
Margo L. Cook(3) 1964 333 W. Wacker Drive Chicago, IL 60606	Trustee	2016	President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc; Executive Vice President (since February 2017) of Nuveen, LLC; President, Global Products and Solutions (since July 2017), and Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015) of Nuveen Securities, LLC; President (since August 2017), formerly, Co-President (October 2016-August 2017), formerly Senior Executive Vice President (2015-2016) of Nuveen Fund Advisors, LLC (Executive Vice President 2011-2015); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.	174

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officers

Officers of the Funds:
Martin Y.G. Kremenstein 1976 100 Park Avenue New York, NY 10017	Chief Administrative Officer	2017	Senior (since February 2017) Managing Director (since October 2016) of Nuveen Fund Advisors, LLC; formerly, Managing Director (2013-2015); formerly, Director (2009-2013) Deutsche Bank; CEO (2012-2015) DB Commodity Services LLC; CEO (2012-2014) DBX Advisors LLC and DBX Strategic Advisors LLC.	11
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.	174
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.	174
Nathaniel T. Jones 1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016	Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011- 2016) of Nuveen; Chartered Financial Analyst.	174
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen Investments Holdings, Inc.	174
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.	174

NUVEEN	31

Trustees and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officers
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011 of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).	174
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004- 2010).	174
Christopher M. Rohrbacher 1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008	Managing Director (since January 2017) of Nuveen Securities, LLC; Managing Director (Since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.	174
William A. Siffermann 1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017	Managing Director (Since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.	174
Joel T. Slager 1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	174

32	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officers
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC ; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.	174

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” of the Trust, as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

NUVEEN	33

Notes

34	NUVEEN

Notes

NUVEEN	35

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/etf

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

NAN-NURE-1217P        427211-INV-Y-02/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Fiscal Year Ended December 31, 2017	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
NuShares Short-Term REIT ETF [5]	17,500	0	0	0

Total	$17,500	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

[5]	Fund commenced operations on 12/19/2016

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
NuShares Short-Term REIT ETF	0%	0%	0%	0%

Fiscal Year Ended December 31, 2016	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
NuShares Short-Term REIT ETF	11,900	0	0	0

Total	$11,900	$0	$0	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
NuShares Short-Term REIT ETF	0%	0%	0%	0%

Fiscal Year Ended December 31, 2017	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
NuShares ETF Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended December 31, 2016	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
NuShares ETF Trust	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended December 31, 2017	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
NuShares Short-Term REIT ETF	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended December 31, 2016	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
NuShares Short-Term REIT ETF	0	0	0	0

Total	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934 (the “Exchange Act”). The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) NuShares ETF Trust

By (Signature and Title)	/s/ Christopher M. Rohrbacher
Christopher M. Rohrbacher
Vice President and Secretary

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Martin Kremenstein
Martin Kremenstein
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2018